Exhibit 99.1

High - quality Wireless Spatial Audio WiSA Technologies, Inc. LD Micro Conference October 3, 2023

Forward Looking Statements This presentation of WiSA Technologies, Inc . (NASDAQ : WISA) (the “Company” or “ WiSA ”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements, include, among others, information concerning our business opportunities, prospects and strategy, product releases, and planned expense reductions . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting WiSA’s business including, risks related to our current liquidity position and the need to obtain additional financing to support ongoing operations, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our inability to predict or measure supply chain disruptions resulting from the COVID - 19 pandemic and other drivers, our ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets ; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs . © SoundSend , The WiSA logo, WiSA , WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC . Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intellectual property of their respective owners .

What is Multi - Channel Spatial Audio? 3 Spatial audio refers to an audio experience that uses multiple and separate channels of audio played back on multiple discrete speakers to create an immersive audio experience that leverages a 360 - degree space WiSA powers a wireless spatial audio experience , enabling the transmission of multi - channel, high - bitrate, uncompressed audio streams to deliver an immersive spatial audio experience without the need for a traditional wired solution

Where Does WiSA Fit Into the Spatial Audio Ecosystem?

Ecosystem Requirements for Spatial Audio

Content Publishing and Distribution
Spotify, Tencent, Amazon, YouTube, etc.

Infrastructure and Connectivity
Wi-Fi network

Spatial Audio Decode
Dolby Atmos, DTS-X, Spatial

Wireless Transport

Wireless Interoperability Standard
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- Precise synchronization across multiple disparate speakers to create spatial audio sound fields
- Seamless mix and match of audio sources and speakers / headsets as desired
- Guaranteed wireless link reliability
- Ability to transmit multi-channel, high-bitrate audio streams
- Extremely low latency

- Standard for Interbrand connectivity vs proprietary solutions like Sonos/Roku

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Blue - Chip Customer Base 5 CONFIDENTIAL

Bringing Spatial Audio to the Mass Markets

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WiSA's vision is to become the spatial audio standard across the audio marketplace and become natively embedded in OEM SoCs

Enter the marketplace by selling audiophile quality chips to early adopters within high-end audio

Leverage success in high-end market to gain mass market adoption through deployment of low-cost IoT modules

Establish WiSA as the standard for wireless spatial audio; become natively embedded in OEM SoCs

WiSA HT
(Home Theater)

- 5GHz with DFS support
- 8 channels
- Fix Ultra low latency (5ms)
- Tight speaker sync
- 24-bit audio
- Up to 96KHz sample rates

WiSA DS
(Discrete Systems)

- Low-cost 2.4GHz IoT transceiver
- (4+Sub) audio channels
- Fixed transport latency (40ms)
- Tight speaker sync
- 16-bit audio
- 48KHz sample rate
- Spatial audio support (audio plus data)

WiSA E
(Embedded Modules)

- 5GHz IoT transceiver
- 6 audio channels (future 8-10)
- Fixed transport latency (20ms)
- Tight speaker sync
- 24-bit audio
- up to 192KHz sample rate
- Spatial audio support (audio plus data)

WiSA E
(Embedded Software)

- 5GHz IoT transceiver
- 6 audio channels (future 8-10)
- Fixed transport latency (20ms)
- Tight speaker sync
- 24-bit audio
- up to 192KHz sample rate
- Spatial audio support (audio plus data)

Proprietary Wireless | Wi-Fi Compatible (RTOS, Linux) | Embedded Software

2015 – 2021 | **2022** | **2023** | **2024**

1B Unit TAM

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Multi - Faceted Spatial Audio Delivery Model 7 WiSA E Embedded TV / SoC ( WiSA software running on third - party chips and OEM hardware) Multiple Sources Multiple Outputs Smart speaker Embedded

Licensing Enables Broad Market Expansion



High
Low
Feature set
Home theater speakers, high-end TVs, dongles
WiSA HT
HDTVs
Set-top boxes
Soundbars
Home theater speakers
Smart speakers
PCs/laptops
Mobile phones
WiSA E Licensed product
Soundbars, after-market accessories, Sub-woofers
WiSA DS
Low
Module Cost
High

TAM = 1B+ devices

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WiSA E Opportunity: The Milestones • The July 25 th release announced critical software tools for large, multinational CE companies. These companies use multiple SoC chips in their TVs and soundbars. • The July 27 th release was the culmination of our design work and customer input when we announced shipping the development kits to strategic customers with WiSA E’s software. • The October 3 rd licensing release provided ultimate design flexibility to TV and projector brands. As software, WiSA E can be ported onto any display platform. WiSA E can also be implemented as a chip - on - board solution. 9

Near Term WiSA E Opportunity: The Economic Sizing • WiSA E is designed for high volume customers needing intra - brand operability and inter - brand WiSA E Certified interoperability. • In comparison, Sonos works with their branded products only and not with TVs or other brands of audio. • WiSA E can be implemented on a TV for wireless audio transmission • The 5 customers that received development kits represent 50% market share of soundbar market based on Future Source’s data with some customer input. • Each of the customers that has received our development kits has an opportunity to ship 1 million – 3 million WiSA E products per year, which is a potential revenue of $5M - $15M per year per customer. 10

Licensing WiSA E Into TV Royalty Free

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Driving Wireless Audio Interoperability between HDTVs, Soundbars and Speakers

Strategy

- Dominate the link between TV and external audio (soundbars and speakers)
- Eliminate cost redundance in the TV/soundbar architecture
- Extend TV Success to other smart devices like set top boxes, smart phones, smart speakers


Multiple Sources
Multiple Outputs
Smart speaker

Long term revenue opp.

- RX software and hardware/modules
- Custom work for non-WiSA E implementations
- NRE for custom SoCs
- Annual support contracts

License includes WiSA E interoperability specifications and software

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Expense Reductions • Non - engineering expenses in G&A and S&M • Impact of re - alignment will begin in Q4 2023 • Expect to achieve cash savings of about $0.9 million in Q1 2024 and about $4 million total in 2024 as compared to 2023 Balance Sheet • At June 30, 2023 -- $2.0M cash • In July, received $0.7M in gross proceeds from warrant exercise • In September, received $0.6M in net proceeds from term loan Operational Update – Lowering Cash Burn 12 □ Implementing near term cost reductions □ Focused on achieving operational milestones □ Positioned to capitalize on realizing value of intellectual property

Key Highlights

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1. Strong IP position and significant patent coverage for immersive audio, with highly-differentiated multichannel wireless audio technology and existing implementations in premium audio brands
2. WiSA E market opportunity to unify market for wireless audio solutions for TVs and soundbars that is software based and interoperable
3. World-class premium technology ported to low-cost IoT chips to address mass market audio systems with software roadmap to address TAM of over 2 billion units
4. Establishment and management of the Wireless Speaker and Audio Association (WiSA, LLC) with interoperability specification, testing, and compliance standard
5. 30+ brands have designed WiSA technologies into their products

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WiSA and Platin Audio